Prepaid Gold Interests and Other	6 Months Ended
Jun. 30, 2026
Disclosure of financial assets [abstract]
Prepaid gold interests and other

6. Prepaid gold interests and other

As at	June 30, 2026	December 31, 2025
Steppe Gold	$96,372	$2,570
Auramet	67,141	65,320
El Mochito	19,108	23,125
Total prepaid gold interests and other	182,621	91,015
Current portion	55,929	33,537
Non-Current portion	$126,692	$57,478

For the three and six months ended June 30, 2026, the Company recognized a loss of $5.2 million and a gain of $21.7 million, respectively (2025: gain of $6.4 million and $11.4 million), as a result of changes in the fair value of prepaid gold interests and other.

Steppe Gold

On June 11, 2026, Triple Flag and Steppe entered into the Settlement, resulting in the delivery in full of the remaining 1,650 gold prepay ounces in arrears. The Steppe prepaid gold interest is accounted for as a financial asset measured at fair value through profit or loss and is classified as level 3 of the fair value hierarchy. Upon receipt and sale, the asset was remeasured to fair value and derecognized concurrently.

Concurrent with the Settlement (Note 4), Triple Flag and Steppe entered into the A&R Stream Agreement which provides for fixed deliveries of 34,770 ounces of gold over a period of 10 years, commencing in Q3 2026 and ending in Q4 2036. This contractual right to receive metal deliveries meets the definition of a financial asset and has been accounted for as a financial asset measured at fair value through profit or loss. As a result of the A&R Stream Agreement, a financial asset of $96.4 million was recognized as at June 30, 2026.

Auramet

The prepaid gold interest contract requires Auramet to deliver 1,250 ounces of gold to Triple Flag per quarter. Triple Flag is required to make ongoing cash payments equal to 16% of the spot gold price for each gold ounce delivered. On September 27, 2031, and after 50,000 ounces of gold have been delivered, Auramet will have the option to terminate the prepaid interest agreement. As at June 30, 2026, 25,000 ounces of gold remains to be delivered under the contract. The Auramet prepaid gold interest is accounted for as a financial asset measured at fair value through profit or loss and is classified as level 3 of the fair value hierarchy.

El Mochito

The settlement agreement relating to the El Mochito mine in Honduras requires delivery of 500,000 ounces of silver in 20 equal monthly instalments of 25,000 ounces of silver to Triple Flag, from December 2025 to July 2027. As at June 30, 2026, 325,000 ounces of silver remains to be delivered. The right to silver deliveries is accounted for as a financial asset measured at fair value through profit or loss and is classified as level 3 of the fair value hierarchy.